                                                                    Exhibit 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard A. Karp, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of Catapult Communications Corporation on Form 10-Q for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Catapult
Communications Corporation.

                                           By:/s/ Richard A. Karp
                                              -------------------
                                           Name:  Richard A. Karp
                                           Title:   Chief Executive Officer

I, Chris Stephenson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly
Report of Catapult Communications Corporation on Form 10-Q for the fiscal quarter ended June 30, 2002 fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Catapult
Communications Corporation.

                                           By:/s/ Chris Stephenson
                                              --------------------
                                           Name: Chris Stephenson
                                           Title:   Chief Financial Officer

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